As Filed With the Securities and Exchange Commission on January 27, 2014

Registration No. 333-169708

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

VECTREN UTILITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
Indiana
(State or Other Jurisdiction of Incorporation or Organization)
35-2104850
(I.R.S. Employer Identification Number)

SOUTHERN INDIANA GAS ANDELECTRIC COMPANY
(Exact Name of Registrant as Specified in its Charter)
Indiana
(State or Other Jurisdiction of Incorporation or Organization)
35-0672570
(I.R.S. Employer Identification Number)

INDIANA GAS COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)
Indiana
(State or Other Jurisdiction of Incorporation or Organization)
35-0793669
(I.R.S. Employer Identification Number)

VECTREN ENERGY DELIVERY OF OHIO, INC.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation or Organization)
35-2107003
(I.R.S. Employer Identification Number)

One Vectren Square
Evansville, Indiana 47708
(812) 491-4000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Ronald E. Christian
Executive Vice President, Chief Legal and External Affairs Officer, and Secretary of
Vectren Utility Holdings, Inc., Southern Indiana Gas and Electric Co., Indiana Gas Company, Inc. and Vectren Energy Delivery of Ohio, Inc.

One Vectren Square
Evansville, Indiana 47708
(812) 491-4000
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent For Service)

COPIES TO:
Steven W. Thornton, Esq.
Barnes & Thornburg LLP
11 South Meridian Street
Indianapolis, Indiana 46204
(317) 236-1313

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plan, please check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

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DEREGISTRATION OF SECURITIES

Vectren Utility Holdings, Inc. (the “Company”) files this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-169708) (the “Registration Statement”) to deregister the debt securities with the aggregate offering price not to exceed $300,000,000 that were offered pursuant to the Registration Statement and the guarantees of Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc. No securities were sold pursuant to the Registration Statement.

3

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-169708) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana on the 27th day of January, 2014.

VECTREN UTILITY HOLDINGS, INC.

By:	/s/ Ronald E. Christian
Ronald E. Christian, Executive Vice President, Chief Legal and External Affairs Officer, and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on January 27, 2014.

Signature	Title

(1) Principal Executive Officer

*	Chairman and Chief Executive Officer
Carl L. Chapman

(2) Principal Financial Officer

*	Executive Vice President and Chief Financial Officer
Jerome A. Benkert, Jr.

(3) Principal Accounting Officer

*	Senior Vice President - Finance and Asst. Treasurer
M. Susan Hardwick

(4) A Majority of the Board of Directors

	*	Director
Jerome A. Benkert, Jr.

	*	Director
Carl L. Chapman

	/s/ Ronald E. Christian	Director
Ronald E. Christian

	*	Director
William S. Doty

* By:	/s/ Ronald E. Christian
Ronald E. Christian,
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on January 27, 2014.

SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

By:	/s/ Ronald E. Christian
Ronald E. Christian, Executive Vice President, Chief Legal and External Affairs Officer, and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on January 27, 2014.

Signature	Title

(1) Principal Executive Officer

*	Chairman and Chief Executive Officer
Carl L. Chapman

(2) Principal Financial Officer

*	Executive Vice President and Chief Financial Officer
Jerome A. Benkert, Jr.

(3) Principal Accounting Officer

*	Senior Vice President - Finance and Asst. Treasurer
M. Susan Hardwick

(4) A Majority of the Board of Directors

	*	Director
Jerome A. Benkert, Jr.

	*	Director
Carl L. Chapman

	/s/ Ronald E. Christian	Director
Ronald E. Christian

	*	Director
William S. Doty

	*	Director
Robert L. Goocher

	*	Director
M. Susan Hardwick

*By:	/s/ Ronald E. Christian
Ronald E. Christian,
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on January 27, 2014.

INDIANA GAS COMPANY, INC.

By:	/s/ Ronald E. Christian
Ronald E. Christian, Executive Vice President, Chief Legal and External Affairs Officer, and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on January 27, 2014.

Signature	Title

(1) Principal Executive Officer

*	Chairman and Chief Executive Officer
Carl L. Chapman

(2) Principal Financial Officer

*	Executive Vice President and Chief Financial Officer
Jerome A. Benkert, Jr.

(3) Principal Accounting Officer

*	Senior Vice President - Finance and Asst. Treasurer
M. Susan Hardwick

(4) A Majority of the Board of Directors

	*	Director
Jerome A. Benkert, Jr.

	*	Director
Carl L. Chapman

	/s/ Ronald E. Christian	Director
Ronald E. Christian

	*	Director
William S. Doty

	*	Director
M. Susan Hardwick

*By:	/s/ Ronald E. Christian
Ronald E. Christian,
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on January 27, 2014.

VECTREN ENERGY DELIVERY OF OHIO, INC.

By:	/s/ Ronald E. Christian
Ronald E. Christian, Executive Vice President, Chief Legal and External Affairs Officer, and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on January 27, 2014.

Signature	Title

(1) Principal Executive Officer

*	Chairman and Chief Executive Officer
Carl L. Chapman

(2) Principal Financial Officer

*	Executive Vice President and Chief Financial Officer
Jerome A. Benkert, Jr.

(3) Principal Accounting Officer

*	Senior Vice President - Finance and Asst. Treasurer
M. Susan Hardwick

(4) A Majority of the Board of Directors

	*	Director
Jerome A. Benkert, Jr.

	*	Director
Carl L. Chapman

	/s/ Ronald E. Christian	Director
Ronald E. Christian

	*	Director
William S. Doty

*By:	/s/ Ronald E. Christian
Ronald E. Christian,
Attorney-in-Fact